UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

CULLEN/FROST BANKERS, INC.
(Exact name of issuer as specified in its charter)

Texas	0-7275	74-1751768
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

100 West Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(210) 220-4011
(Registrant's telephone number,
including area code)

Item 5. Other Events and Regulation FD Disclosure

Attached as Exhibit 99.1 and incorporated into this item by reference is a press release issued by the Registrant on April 29, 2004 regarding its declaration of a quarterly cash dividend and the implementation of a stock repurchase program.

Item 7. Financial Statements and Exhibits

(c) Exhibits:

99.1	Press Release dated April 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green

Phillip D. Green
Group Executive Vice President
and Chief Financial Officer

Dated:	April 29, 2004

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 29, 2004.